Filed pursuant to Rule 497(a)(1)
Securities Act File No.: 333-141917
Rule 482 Advertisement

WISCONSIN CAPITAL FUNDS, INC.

Dear fellow shareholder:	April 16, 2007

I am writing to you with an update on our transition away from Dreyfus. Dreyfus has recently announced that it will be liquidating the Dreyfus Premier Blue Chip and Select Funds (formerly the Thompson Plumb Blue Chip Fund and the Thompson Plumb Select Fund) on or about May 25. Wisconsin Capital Management will remain responsible for the investments in these funds until that time.

As I mentioned in my last letter, the Plumb Balanced Fund and Plumb Equity Fund should be available to investors sometime this summer, once the filing becomes effective. I will be the primary portfolio manager and hope you will allow me to tell you more about these funds after the SEC has approved offering them to investors.

We will contact you again shortly with a more detailed description of our new funds and a suggested plan of action regarding your holdings in the Blue Chip and Select Funds.

You should consider the investment objectives, risks, and charges and expenses of the Plumb Balanced Fund and the Plumb Equity Fund carefully before considering whether to invest. This and other information about these new funds is contained in their prospectus, which has been filed with the SEC as part of the registration statement. We will be happy to send you a copy of the prospectus as soon as it is available.

Please note that the information in this letter and the prospectus is not complete and may be changed. The funds may not sell their shares until the registration statement filed with the SEC is effective. Neither this letter nor the prospectus is an offer to sell fund shares and they are not soliciting an offer to buy fund shares in any state where the offer or sale is not permitted.

After you have had an opportunity to review the prospectus for the Plumb Balanced and Equity Funds, please contact me at (608) 824-8800 or (888) 856-8801 if you have any questions or would like to know how to invest in the funds.

Our Wisconsin Capital Management team is delighted to be once again responsible for the quality of our mutual fund shareholder service and communication as well as all aspects of the investment process. We will keep you apprised of developments on the organization of our new funds.

Sincerely,

/s/ Thomas G. Plumb

Thomas G. Plumb, CFA
President
Wisconsin Capital Funds, Inc.